UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2008 (July 31, 2008)

FMC Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-16489	36-4412642
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1803 Gears Road

Houston, Texas 77067

(Address, Including Zip Code,

of Principal Executive Offices)

Registrant’s telephone number, including area code: (281) 591-4000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits.

(b) Pro Forma Financial Information

On August 6, 2008, FMC Technologies, Inc. (“FMC Technologies”) filed a Form 8-K describing the FMC Technologies’ spin-off of John Bean Technologies (“JBT Corporation”). Item 9.01 contained FMC Technologies’ required pro forma condensed combined financial information after giving effect to the spin-off of JBT Corporation. Certain reclassifications and adjustments have been made to the pro forma condensed combined financial information reflecting additional financial information obtained subsequent to August 6, 2008. This amendment is filed to reflect the adjusted pro forma condensed combined financial information.

(d)	Exhibits.

Exhibit Number	Description

99.1	Unaudited Pro Forma Condensed Consolidated Financial Statements of FMC Technologies, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FMC TECHNOLOGIES, INC.

	By:	/s/ William H. Schumann, III
Dated: November 4, 2008		Name:	William H. Schumann, III
		Title:	Executive Vice President and Chief Financial Officer

2